                                                                    Exhibit 10.5
                              AMENDED AND RESTATED
                         DEFERRED COMPENSATION AGREEMENT


         THIS AGREEMENT is made as of the ____ day of __________, 1999 by and between The Connecticut Water Company (together with any affiliated companies hereinafter collectively referred to as the "Employer") and Marshall T. Chiaraluce (hereinafter referred to as the "Employee").

                              W I T N E S S E T H:

         WHEREAS, the Employee is among a select group of management or highly compensated employees of the Employer who entered into a Deferred Compensation Agreement with the Employer made as of the first day of January, 1992 (the "Deferred Compensation Agreement"); and

         WHEREAS, the Employer and the Employee desire to amend and restate the Deferred Compensation Agreement on the terms herein set forth; and

         WHEREAS, the Employer and the Employee are willing to enter into this Amended and Restated Deferred Compensation Agreement (the "Agreement") on the terms herein set forth.

         NOW, THEREFORE, in consideration of the premises and the mutual and dependent promises herein, the parties hereto agree as follows:

         1. DEFERRED COMPENSATION. The Employee may file a written election with the Employer in the form attached to this Agreement or such other form as may be approved by the Employer to defer up to 12 percent (12%) of the Employee's salary. Such amount shall be credited to a Deferred Compensation Account as provided in Section 2 hereof. This election to defer the receipt of salary must be made before the beginning of the calendar year for which the salary is payable and shall remain in effect, unless terminated or changed, or until the date the Employee ceases to be an employee of the Employer. Any termination or change of a deferral election must be made on a form provided by the Employer for such purpose and may only be made with respect to salary which will be earned on and after the January 1 following the Employer's receipt of such form provided that such form is received at least seven (7) days prior to the applicable January 1.

         2. DEFERRED COMPENSATION ACCOUNT. The Employer shall maintain on its books and records a Deferred Compensation Account to record its liability for future payments of deferred compensation and interest thereon required to be paid to the Employee or his beneficiary pursuant to this Agreement. However, the Employer shall not be required to segregate or earmark any of its assets for the benefit of the Employee or his beneficiary. The amount reflected in said Deferred Compensation Account shall be available for the Employer's general corporate purposes and shall be available to the Employer's general creditors. The amount reflected in said Deferred Compensation Account shall not be subject in any manner to anticipation, alienation, transfer or assignment by the Employee or his beneficiary, and any attempt to anticipate, alienate, transfer or assign the same shall be void. Neither the Employee nor his beneficiary may assert any right or claim against any specific assets of the Employer. The Employee or his beneficiary shall have only a contractual right against the Employer for the amount reflected in said Deferred Compensation Account. Notwithstanding the foregoing, in order to pay amounts which may become due under this Agreement, the Employer may establish a grantor trust (hereinafter the "Trust") within the meaning of Section 671 of the Internal Revenue Code of 1986, as amended. The assets in such Trust shall at all times be subject to the claims of the general creditors of the Employer in the event of the Employer's bankruptcy or insolvency, and neither the Employee nor any beneficiary shall have any preferred claim or right, or any beneficial ownership interest in, any such assets of the Trust prior to the time such assets are paid to an Employee or beneficiary pursuant to this Agreement.

         The Employer shall credit to said Deferred Compensation Account the amount of any salary to which the Employee becomes entitled and which is deferred pursuant to Section 1 hereof, such amount to be credited as of the first business day of each month. The Employer shall also credit to said Deferred Compensation Account an Interest Equivalent in the amount and manner set forth in Section 3 hereof.

         3. PAYMENT OF DEFERRED COMPENSATION

         (a) Termination of Employment On or After Attainment of Age 65. If the Employee's employment should terminate on or after his attainment of age sixty-five (65) for any reason other than death or on account of "Cause" as defined in subsection (d) below, he shall be entitled to receive payment of the entire amount of his Deferred Compensation Account including an Interest Equivalent, as described below, in the form of an actuarially equivalent life annuity providing for equal annual payments for the life of the Employee with a guarantee that fifteen (15) annual payments will be made. Such actuarially equivalent life annuity shall be computed on the basis of a mortality table that assumes a life expectancy of age eighty (80) and uses the Interest Factor described below.

         There shall be credited to the Employee's Deferred Compensation Account as of each January 1 and July 1, commencing with January 1, 1992 until payment of such account is made or begins, as additional deferred compensation, an Interest Equivalent equal to fifty percent (50%) of the product of (i) the AAA Corporate Bond Yield Averages published by Moody's Bond Survey for the Friday ending on or immediately preceding the applicable January 1 and July 1 plus two
(2) percentage points (the "Interest Factor"), multiplied by (ii) the balance of the Employee's Deferred Compensation Account, including the amount of Interest Equivalent previously credited to such Employee's account, as of the preceding day (i.e., December 31 or June 30). The Interest Factor used to compute the annuity payable upon the Employee's termination of employment on or after his attainment of age sixty-five (65) shall be calculated based upon the Interest Factor as of the January 1 or July 1 immediately preceding the date of the Employee's termination of employment, whichever shall fall nearer to the date of the Employee's termination of employment. The first annuity payment under this subsection shall be paid within sixty (60) days after the commencement of the calendar year following the Employee's termination of employment.

         Notwithstanding the foregoing, if provided by the Board of Directors of the Employer, in its sole discretion, the Employee shall instead receive payment in a lump sum of the entire amount of his Deferred Compensation Account, including an Interest Equivalent, as described above. The lump sum shall be paid within sixty (60) days after the Employee's termination of employment or, at the discretion of the Board of Directors of the Employer, within sixty (60) days after the commencement of the calendar year following the Employee's termination of employment.

         (b) Termination of Employment After Attainment of Age 55 and Prior to Attainment of Age 65. If the Employee's employment should terminate after his attainment of age fifty-five (55) and prior to his attainment of age sixty-five
(65) for any reason other than death or on account of "Cause" as defined in subsection (d) below, he shall be entitled to receive payment of the entire amount of his Deferred Compensation Account including an Interest Equivalent, as described below, in the form of equal annual installments over a period equal to the Employee's remaining life, assuming a life expectancy of age eighty (80). There shall be credited to the Employee's Deferred Compensation Account as of each January 1 and July 1, commencing with January 1, 1992 until payment of said annual installments are completed, as additional deferred compensation, an Interest Equivalent as described in subsection (a) above. The first installment payment under this subsection shall be paid within sixty (60) days after the commencement of the calendar year following the Employee's termination of employment.

         Notwithstanding the foregoing, if provided by the Board of Directors of the Employer, in its sole discretion, the Employee shall instead receive payment in a lump sum of the entire amount of his Deferred Compensation Account, including an Interest Equivalent, as described in subsection (a) above. The lump sum shall be paid within sixty (60) days after the Employee's termination of employment or, at the discretion of the Board of Directors of the Employer, within sixty (60) days after the commencement of the calendar year following the Employee's termination of employment.

         (c) Termination of Employment Prior to Attainment of Age 55. If the Employee's employment should terminate prior to his attainment of age fifty-five
(55) for any reason other than death or on account of "Cause" as defined in subsection (d) below, the Employee shall be entitled to receive payment in a lump sum of the entire amount of his Deferred Compensation Account, including the same Interest Equivalent as described in subsection (a) above. Payment under this subsection shall be made within sixty (60) days after the Employee's termination of employment or, at the option of the Board of Directors of the Employer, in its sole discretion, within sixty (60) days after the commencement of the calendar year following the Employee's termination of employment.

         (d) Termination of Employment for Cause. If the employment of the Employee is terminated by the Employer for Cause, the Employee shall be entitled only to a return of amounts deferred pursuant to Section 1 hereof, and this Agreement and all payments provided for in this Agreement, including any obligation to pay interest on deferred compensation, shall terminate.

Said deferred amounts shall be paid in a lump sum within sixty (60) days after the commencement of the calendar year following the Employee's termination of employment. As used in this Agreement, the term "Cause" shall mean:

                  (i) the Employee's rendering, while employed by the Employer, of any services, assistance or advice, either directly or indirectly, to any person, firm or organization competing with, or in opposition to, the Employer;

                  (ii) the Employee's allowing, while employed by the Employer, any use of his name by any person, firm or organization competing with, or in opposition to, the Employer; or

                  (iii) willful misconduct by the Employee, including, but not limited to, the commission by the Employee of a felony or the perpetration by the Employee of a common law fraud upon the Employer.

         (e) Death While Employed. Notwithstanding anything to the contrary contained in the foregoing, if the Employee should die while employed by the Employer, his beneficiary, designated pursuant to Section 4 hereof, shall receive in a lump sum, in lieu of the amount(s) otherwise payable to the Employee under this Agreement, a death benefit equal to the greater of (i) the Hypothetical Death Benefit, as defined in subsection (g) hereof, and (ii) the entire amount of his Deferred Compensation Account at the date of his death, assuming that an Interest

Equivalent were credited to such account as of each January 1 and July 1, commencing with January 1, 1992, until the date of death at the rate set forth in subsection (a) hereof. Such beneficiary shall be entitled to receive such death benefit within ninety (90) days after the Employer has been notified in writing of the death of the Employee and has been provided with any additional information, forms or other documents it may reasonably request.

         (f) Death After Termination of Employment. If the Employee should die after the termination of his employment with the Employer and prior to the date on which payment of his Deferred Compensation Account has commenced in the form of an annuity as provided in subsection (a), or has been made in the form of a lump sum as provided in subsections (a), (b), (c) or (d), or has been fully distributed in the event of payment in the form of installments as provided in subsection (b), his beneficiary, designated pursuant to Section 4 hereof, shall receive in a lump sum, in lieu of the amount(s) otherwise payable to the Employee under this Agreement, a death benefit equal to the entire amount of the Employee's Deferred Compensation Account at the date of his death (or the entire remaining amount of the Employee's Deferred Compensation Account at the date of his death in the event that payment has commenced in the form of installments as provided in subsection (b)) and, provided that the Employee's employment shall not have terminated on account of "Cause" as provided in subsection (d) hereof, an Interest Equivalent credited to such account as of each January 1 and July 1, commencing with January 1, 1992, until the date of death at the rate set forth in subsection (a) hereof. No Interest Equivalent shall be credited to the Employee's Deferred Compensation Account in the event of the Employee's death after his termination on account of "Cause" as provided in subsection (d) hereof. The Employee's beneficiary shall be entitled to receive such death benefit within ninety (90) days after the Employer has been notified in writing of the death of the Employee and has been provided with any additional information, forms or other documents it may reasonably request.

         If the Employee should die after the termination of his employment with the Employer and after the date on which payment of his Deferred Compensation Account and the Interest Equivalent set forth in subsection (a) hereof has commenced in the form of an annuity as provided in subsection (a), no additional benefits shall be payable under this Agreement after the Employee's death except to the extent that the Employee did not receive prior to his death the guaranteed fifteen (15) annual payments provided in subsection (a), in which case the unpaid guaranteed payments shall be paid to the Employee's beneficiary, designated pursuant to Section 4, in annual payments for the remainder of said guaranteed fifteen (15)-year term.

         If the Employee should die after the termination of his employment with the Employer and after the date on which payment of his Deferred Compensation Account and, with respect to payments made in accordance with subsections (a),
(b) or (c) hereof, the Interest Equivalent set forth in subsection (a) hereof, has been paid in the form of a lump sum as provided in subsections (a), (b), (c) or (d) or has been fully distributed in the form of installments as provided in subsection (b), no additional benefits shall be payable upon the Employee's death.

         (g) Hypothetical Death Benefit. For purposes of this Agreement, the term "Hypothetical Death Benefit" shall mean a lump sum benefit equal to the proceeds of any policy of key-man life insurance on the life of the Employee, of which the Employer is owner and beneficiary, and which policy is designated by the Employer as subject to the provisions hereof, reduced by (i) the amount of any tax imposed on the Employer with respect to such proceeds and (ii) the cost to the Employer of any tax deductions postponed as a result of salary deferrals pursuant to Section 1 hereof and increased by (iii) the tax deduction to the Employer which would result from payment of the Hypothetical Death Benefit to a beneficiary of the Employee. For purposes of (ii) above, an opportunity cost factor of six (6) percent pre-tax interest will be applied during the period of postponed deductions under (ii). The calculation of the Hypothetical Death Benefit shall be done by the Employer, whose calculation shall be final and binding on the Employee and his beneficiary. Anything herein to the contrary notwithstanding, the Employer shall not be required to purchase a policy of key-man life insurance on the life of any Employee, and any such policy purchased by the Employer, and all proceeds thereof, shall remain at all times available to the Employer's general creditors.

         4. BENEFICIARY. The Employee has notified or will in the future notify the Employer of the person or persons entitled to receive payments on the death of the Employee. For the purposes of this Agreement, such person or persons are herein referred to collectively as the "beneficiary." The person whom an Employee designates as his beneficiary for this purpose must be one of the following: the Employee's spouse, father, mother, sister, brother, son or daughter. The beneficiary may also be a legal ward living with and dependent on the Employee at the time of his death. If the Employee dies and has not designated a beneficiary, his beneficiary shall be his spouse, if living; otherwise, his beneficiary shall be deemed to be his estate. An Employee's beneficiary designation may be changed at any time by the Employee giving written notice to the Employer of such change. The rights of any beneficiary presently or hereafter designated are subject to any changes made in this Agreement by the Employee and the Employer.

         5. WITHHOLDING. The Employer shall be permitted to withhold from any payment to the Employee or his beneficiary hereunder all federal, state or other taxes which may be required with respect to such payment.

         6. ARBITRATION. In the event that a dispute shall arise with respect to any of the provisions of this Agreement, either the Employer or the Employee or his beneficiary, as the case may be, may give written notice to the other stating the claims that said party desires to arbitrate, and naming an arbitrator. Within ten (10) days after the receipt of such notice, the party receiving same shall appoint a second arbitrator by written notice to be sent to the party who requested arbitration. Within ten (10) days after receipt of such notice of appointment of the second arbitrator, the two (2) arbitrators so appointed shall meet to select a third arbitrator and shall give written notice of such selection to the Employer and the Employee or his beneficiary. The decision of a majority of the arbitrators shall be conclusive and binding upon the Employer and the Employee or his beneficiary. All notices hereunder shall be by registered mail addressed to the last known address of the party entitled to receive notice. The Employer and the Employee shall each pay their own costs incurred in the arbitration proceeding; provided, however, that the arbitrators may require that the losing party reimburse the prevailing party for its costs if it shall be determined that the claim which gave rise to the dispute was without substantial foundation.

         7. MISCELLANEOUS.

         (a) This Agreement shall be binding upon the parties hereto, their heirs, executors, administrators, successors and assigns. The Employer agrees that it will not be a party to any merger, consolidation or reorganization unless and until its obligations hereunder shall be expressly assumed by its successor or successors.

         (b) This Agreement may be amended at any time by mutual written agreement of the parties hereto, but no amendment shall operate to give the Employee, or any beneficiary designated by him, either directly or indirectly, any interest whatsoever in any funds or assets of the Employer, except the right to receive the payments herein provided.

         (c) This Agreement may be terminated by the Employer at any time that tax or other laws are enacted or interpreted which result or will result in costs to the Employer significantly in excess of those contemplated at the time of the execution hereof. In the event of such termination, the Employer's sole obligation shall be to pay to the Employee in a lump sum the amount of his Deferred Compensation Account, including an Interest Equivalent as determined by
Section 3(a), as if the effective date of termination of this Agreement were considered to be the date of termination of the Employee's employment. Such payment shall be made to the Employee within ninety (90) days after the effective date of termination of this Agreement.

         (d) This Agreement shall not supersede any contract of employment, whether oral or written, between the Employer and the Employee, nor shall it affect or impair the rights and obligations of the Employer and the Employee, respectively, thereunder. Nothing contained herein shall impose any obligation on the Employer to continue the employment of the Employee.

         (e) If Moody's Bond Survey shall cease to publish the Corporate Bond Yield Averages referred to in Section 3 hereof, a similar average selected by the Board of Directors of the Employer, in its sole discretion, shall be used.

         (f) This Agreement shall be executed in duplicate, and each executed copy of this Agreement shall be deemed an original.

         (g) This Agreement shall be construed in all respects under the laws of the State of Connecticut.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                                            THE CONNECTICUT WATER COMPANY



___________________________                 By__________________________________
Marshall T. Chiaraluce                        Its

                    Notice of Election to Defer Compensation


         Pursuant to the terms of the Deferred Compensation Agreement (the "Agreement") by and between The Connecticut Water Company (the "Company") and Marshall T. Chiaraluce, made as of the first day of January, 1992 and amended and restated as of the ____ day of ____________, 1999, I hereby elect to defer, pursuant to Section 1 thereof, ____% of my salary payable in connection with the performance of my services as an employee of the Company beginning __________, ____. This election shall be effective for calendar years beginning after the date hereof until the calendar year next beginning after the date on which I notify the Company to change or terminate future deferrals pursuant to the terms of Section 1 of the Agreement on a form provided by the Company.

         I understand that this election to defer shall be continued as to the salary which is earned for each calendar year for which this election to defer is effective until distribution of such deferred compensation to me upon my termination of services as an employee, or to my beneficiary in the event of my death, as provided in the Agreement. I also understand that I may change the amount deferred (including terminating deferrals) with respect to salary earned for calendar years commencing after my delivery to the Company of a written notice of change, provided such written notice is delivered to the Company on a form approved by the Company at least seven (7) days before the commencement of such calendar year. Further, I understand that if I terminate deferrals I may make a new election to again defer my salary pursuant to the Agreement and that any new election to defer payment of my salary must be made and delivered to the Company at least seven (7) days before the beginning of the calendar year for which the salary is payable.

         In the event of my death, any payment to which I am entitled under the terms of the Agreement which has not been made to me at the date of my death shall be distributed to:

                           Primary Beneficiary(ies):

                           Name:______________________________
                           Address:___________________________
                           Relationship:______________________
                           Percentage Share:__________________

                           Contingent Beneficiary(ies):

                           Name:______________________________
                           Address:___________________________
                           Relationship:______________________
                           Percentage Share:__________________

in accordance with the provisions of Section 3 of the Agreement.

         Notwithstanding the foregoing to the contrary, in the event of payment of the "Hypothetical Death Benefit" pursuant to Section 3(g) of the Agreement, any beneficiary designation made by me in connection with a key-man life insurance policy on my life shall supersede the beneficiary designation made hereinabove.



-------------------------           ------------------------------
Date                                Marshall T. Chiaraluce

                                                                    Exhibit 10.5

                              AMENDED AND RESTATED
                         DEFERRED COMPENSATION AGREEMENT


         THIS AGREEMENT is made as of the ____ day of ________, 1999 by and between The Connecticut Water Company (together with any affiliated companies hereinafter collectively referred to as the "Employer") and David C.
Benoit (hereinafter referred to as the "Employee").

                              W I T N E S S E T H:

         WHEREAS, the Employee is among a select group of management or highly compensated employees of the Employer who entered into a Deferred Compensation Agreement with the Employer made as of the first day of July, 1996 (the "Deferred Compensation Agreement"); and

         WHEREAS, the Employer and the Employee desire to amend and restate the Deferred Compensation Agreement on the terms herein set forth; and

         WHEREAS, the Employer and the Employee are willing to enter into this Amended and Restated Deferred Compensation Agreement (the "Agreement") on the terms herein set forth.

         NOW, THEREFORE, in consideration of the premises and the mutual and dependent promises herein, the parties hereto agree as follows:

         1. DEFERRED COMPENSATION. The Employee may file a written election with the Employer in the form attached to this Agreement or such other form as may be approved by the Employer to defer up to 12 percent (12%) of the Employee's salary. Such amount shall be credited to a Deferred Compensation Account as provided in Section 2 hereof. This election to defer the receipt of salary must be made before the beginning of the calendar year for which the salary is payable and shall remain in effect, unless terminated or changed, or until the date the Employee ceases to be an employee of the Employer. Any termination or change of a deferral election must be made on a form provided by the Employer for such purpose and may only be made with respect to salary which will be earned on and after the January 1 following the Employer's receipt of such form provided that such form is received at least seven (7) days prior to the applicable January 1.

         2. DEFERRED COMPENSATION ACCOUNT. The Employer shall maintain on its books and records a Deferred Compensation Account to record its liability for future payments of deferred compensation and interest thereon required to be paid to the Employee or his beneficiary pursuant to this Agreement. However, the Employer shall not be required to segregate or earmark any of its assets for the benefit of the Employee or his beneficiary. The amount reflected in said Deferred Compensation Account shall be available for the Employer's general corporate purposes and shall be available to the Employer's general creditors. The amount reflected in said Deferred Compensation Account shall not be subject in any manner to anticipation, alienation, transfer or assignment by the Employee or his beneficiary, and any attempt to anticipate, alienate, transfer or assign the same shall be void. Neither the Employee nor his beneficiary may assert any right or claim against any specific assets of the Employer. The Employee or his beneficiary shall have only a contractual right against the Employer for the amount reflected in said Deferred Compensation Account. Notwithstanding the foregoing, in order to pay amounts which may become due under this Agreement, the Employer may establish a grantor trust (hereinafter the "Trust") within the meaning of Section 671 of the Internal Revenue Code of 1986, as amended. The assets in such Trust shall at all times be subject to the claims of the general creditors of the Employer in the event of the Employer's bankruptcy or insolvency, and neither the Employee nor any beneficiary shall have any preferred claim or right, or any beneficial ownership interest in, any such assets of the Trust prior to the time such assets are paid to an Employee or beneficiary pursuant to this Agreement.

         The Employer shall credit to said Deferred Compensation Account the amount of any salary to which the Employee becomes entitled and which is deferred pursuant to Section 1 hereof, such amount to be credited as of the first business day of each month. The Employer shall also credit to said Deferred Compensation Account an Interest Equivalent in the amount and manner set forth in Section 3 hereof.

         3. PAYMENT OF DEFERRED COMPENSATION

         (a) Termination of Employment On or After Attainment of Age 65. If the Employee's employment should terminate on or after his attainment of age sixty-five (65) for any reason other than death or on account of "Cause" as defined in subsection (d) below, he shall be entitled to receive payment of the entire amount of his Deferred Compensation Account including an Interest Equivalent, as described below, in the form of an actuarially equivalent life annuity providing for equal annual payments for the life of the Employee with a guarantee that fifteen (15) annual payments will be made. Such actuarially equivalent life annuity shall be computed on the basis of a mortality table that assumes a life expectancy of age eighty (80) and uses the Interest Factor described below.

         There shall be credited to the Employee's Deferred Compensation Account as of each January 1 and July 1, commencing with July 1, 1996 until payment of such account is made or begins, as additional deferred compensation, an Interest Equivalent equal to fifty percent (50%) of the product of (i) the AAA Corporate Bond Yield Averages published by Moody's Bond Survey for the Friday ending on or immediately preceding the applicable January 1 and July 1 plus three (3) percentage points (the "Interest Factor"), multiplied by (ii) the balance of the Employee's Deferred Compensation Account, including the amount of Interest Equivalent previously credited to such Employee's account, as of the preceding day (i.e., December 31 or June 30). The Interest Factor used to compute the annuity payable upon the Employee's termination of employment on or after his attainment of age sixty-five (65) shall be calculated based upon the Interest Factor as of the January 1 or July 1 immediately preceding the date of the Employee's termination of employment, whichever shall fall nearer to the date of the Employee's termination of employment. The first annuity payment under this subsection shall be paid within sixty (60) days after the commencement of the calendar year following the Employee's termination of employment.

         Notwithstanding the foregoing, if provided by the Board of Directors of the Employer, in its sole discretion, the Employee shall instead receive payment in a lump sum of the entire amount of his Deferred Compensation Account, including an Interest Equivalent, as described above. The lump sum shall be paid within sixty (60) days after the Employee's termination of employment or, at the discretion of the Board of Directors of the Employer, within sixty (60) days after the commencement of the calendar year following the Employee's termination of employment.

         (b) Termination of Employment After Attainment of Age 55 and Prior to Attainment of Age 65. If the Employee's employment should terminate after his attainment of age fifty-five (55) and prior to his attainment of age sixty-five
(65) for any reason other than death or on account of "Cause" as defined in subsection (d) below, he shall be entitled to receive payment of the entire amount of his Deferred Compensation Account including an Interest Equivalent, as described below, in the form of equal annual installments over a period equal to the Employee's remaining life, assuming a life expectancy of age eighty (80). There shall be credited to the Employee's Deferred Compensation Account as of each January 1 and July 1, commencing with July 1, 1996 until payment of said annual installments are completed, as additional deferred compensation, an Interest Equivalent as described in subsection (a) above. The first installment payment under this subsection shall be paid within sixty (60) days after the commencement of the calendar year following the Employee's termination of employment.

         Notwithstanding the foregoing, if provided by the Board of Directors of the Employer, in its sole discretion, the Employee shall instead receive payment in a lump sum of the entire amount of his Deferred Compensation Account, including an Interest Equivalent, as described in subsection (a) above. The lump sum shall be paid within sixty (60) days after the Employee's termination of employment or, at the discretion of the Board of Directors of the Employer, within sixty (60) days after the commencement of the calendar year following the Employee's termination of employment.

         (c) Termination of Employment Prior to Attainment of Age 55. If the Employee's employment should terminate prior to his attainment of age fifty-five
(55) for any reason other than death or on account of "Cause" as defined in subsection (d) below, the Employee shall be entitled to receive payment in a lump sum of the entire amount of his Deferred Compensation Account, including the same Interest Equivalent as described in subsection (a) above. Payment under this subsection shall be made within sixty (60) days after the Employee's termination of employment or, at the option of the Board of Directors of the Employer, in its sole discretion, within sixty (60) days after the commencement of the calendar year following the Employee's termination of employment.

         (d) Termination of Employment for Cause. If the employment of the Employee is terminated by the Employer for Cause, the Employee shall be entitled only to a return of amounts deferred pursuant to Section 1 hereof, and this Agreement and all payments provided for in this Agreement, including any obligation to pay interest on deferred compensation, shall terminate.

Said deferred amounts shall be paid in a lump sum within sixty (60) days after the commencement of the calendar year following the Employee's termination of employment. As used in this Agreement, the term "Cause" shall mean:

                  (i) the Employee's rendering, while employed by the Employer, of any services, assistance or advice, either directly or indirectly, to any person, firm or organization competing with, or in opposition to, the Employer;

                  (ii) the Employee's allowing, while employed by the Employer, any use of his name by any person, firm or organization competing with, or in opposition to, the Employer; or

                  (iii) willful misconduct by the Employee, including, but not limited to, the commission by the Employee of a felony or the perpetration by the Employee of a common law fraud upon the Employer.

         (e) Death While Employed. Notwithstanding anything to the contrary contained in the foregoing, if the Employee should die while employed by the Employer, his beneficiary, designated pursuant to Section 4 hereof, shall receive in a lump sum, in lieu of the amount(s) otherwise payable to the Employee under this Agreement, a death benefit equal to the greater of (i) the Hypothetical Death Benefit, as defined in subsection (g) hereof, and (ii) the entire amount of his Deferred Compensation Account at the date of his death, assuming that an Interest

Equivalent were credited to such account as of each January 1 and July 1, commencing with July 1, 1996, until the date of death at the rate set forth in subsection (a) hereof. Such beneficiary shall be entitled to receive such death benefit within ninety (90) days after the Employer has been notified in writing of the death of the Employee and has been provided with any additional information, forms or other documents it may reasonably request.

         (f) Death After Termination of Employment. If the Employee should die after the termination of his employment with the Employer and prior to the date on which payment of his Deferred Compensation Account has commenced in the form of an annuity as provided in subsection (a), or has been made in the form of a lump sum as provided in subsections (a), (b), (c) or (d), or has been fully distributed in the event of payment in the form of installments as provided in subsection (b), his beneficiary, designated pursuant to Section 4 hereof, shall receive in a lump sum, in lieu of the amount(s) otherwise payable to the Employee under this Agreement, a death benefit equal to the entire amount of the Employee's Deferred Compensation Account at the date of his death (or the entire remaining amount of the Employee's Deferred Compensation Account at the date of his death in the event that payment has commenced in the form of installments as provided in subsection (b)) and, provided that the Employee's employment shall not have terminated on account of "Cause" as defined in subsection (d) hereof, an Interest Equivalent credited to such account as of each January 1 and July 1, commencing with July 1, 1996, until the date of death at the rate set forth in subsection (a) hereof. No Interest Equivalent shall be credited to the Employee's Deferred Compensation Account in the event of the Employee's death after his termination on account of "Cause" as provided in subsection (d) hereof. The Employee's beneficiary shall be entitled to receive such death benefit within ninety (90) days after the Employer has been notified in writing of the death of the Employee and has been provided with any additional information, forms or other documents it may reasonably request.

         If the Employee should die after the termination of his employment with the Employer and after the date on which payment of his Deferred Compensation Account and the Interest Equivalent set forth in subsection (a) hereof has commenced in the form of an annuity as provided in subsection (a), no additional benefits shall be payable under this Agreement after the Employee's death except to the extent that the Employee did not receive prior to his death the guaranteed fifteen (15) annual payments provided in subsection (a), in which case the unpaid guaranteed payments shall be paid to the Employee's beneficiary, designated pursuant to Section 4, in annual payments for the remainder of said guaranteed fifteen (15)-year term.

         If the Employee should die after the termination of his employment with the Employer and after the date on which payment of his Deferred Compensation Account and, with respect to payments made in accordance with subsections (a),
(b) or (c) hereof, the Interest Equivalent set forth in subsection (a) hereof, has been paid in the form of a lump sum as provided in subsections (a), (b), (c) or (d) or has been fully distributed in the form of installments as provided in subsection (b), no additional benefits shall be payable upon the Employee's death.

         (g) Hypothetical Death Benefit. For purposes of this Agreement, the term "Hypothetical Death Benefit" shall mean a lump sum benefit equal to the proceeds of any policy of key-man life insurance on the life of the Employee, of which the Employer is owner and beneficiary, and which policy is designated by the Employer as subject to the provisions hereof, reduced by (i) the amount of any tax imposed on the Employer with respect to such proceeds and (ii) the cost to the Employer of any tax deductions postponed as a result of salary deferrals pursuant to Section 1 hereof and increased by (iii) the tax deduction to the Employer which would result from payment of the Hypothetical Death Benefit to a beneficiary of the Employee. For purposes of (ii) above, an opportunity cost factor of six (6) percent pre-tax interest will be applied during the period of postponed deductions under (ii). The calculation of the Hypothetical Death Benefit shall be done by the Employer, whose calculation shall be final and binding on the Employee and his beneficiary. Anything herein to the contrary notwithstanding, the Employer shall not be required to purchase a policy of key-man life insurance on the life of any Employee, and any such policy purchased by the Employer, and all proceeds thereof, shall remain at all times available to the Employer's general creditors.

         4. BENEFICIARY. The Employee has notified or will in the future notify the Employer of the person or persons entitled to receive payments on the death of the Employee. For the purposes of this Agreement, such person or persons are herein referred to collectively as the "beneficiary." The person whom an Employee designates as his beneficiary for this purpose must be one of the following: the Employee's spouse, father, mother, sister, brother, son or daughter. The beneficiary may also be a legal ward living with and dependent on the Employee at the time of his death. If the Employee dies and has not designated a beneficiary, his beneficiary shall be his spouse, if living; otherwise, his beneficiary shall be deemed to be his estate. An Employee's beneficiary designation may be changed at any time by the Employee giving written notice to the Employer of such change. The rights of any beneficiary presently or hereafter designated are subject to any changes made in this Agreement by the Employee and the Employer.

         5. WITHHOLDING. The Employer shall be permitted to withhold from any payment to the Employee or his beneficiary hereunder all federal, state or other taxes which may be required with respect to such payment.

         6. ARBITRATION. In the event that a dispute shall arise with respect to any of the provisions of this Agreement, either the Employer or the Employee or his beneficiary, as the case may be, may give written notice to the other stating the claims that said party desires to arbitrate, and naming an arbitrator. Within ten (10) days after the receipt of such notice, the party receiving same shall appoint a second arbitrator by written notice to be sent to the party who requested arbitration. Within ten (10) days after receipt of such notice of appointment of the second arbitrator, the two (2) arbitrators so appointed shall meet to select a third arbitrator and shall give written notice of such selection to the Employer and the Employee or his beneficiary. The decision of a majority of the arbitrators shall be conclusive and binding upon the Employer and the Employee or his beneficiary. All notices hereunder shall be by registered mail addressed to the last known address of the party entitled to receive notice. The Employer and the Employee shall each pay their own costs incurred in the arbitration proceeding; provided, however, that the arbitrators may require that the losing party reimburse the prevailing party for its costs if it shall be determined that the claim which gave rise to the dispute was without substantial foundation.

         7. MISCELLANEOUS.

         (a) This Agreement shall be binding upon the parties hereto, their heirs, executors, administrators, successors and assigns. The Employer agrees that it will not be a party to any merger, consolidation or reorganization unless and until its obligations hereunder shall be expressly assumed by its successor or successors.

         (b) This Agreement may be amended at any time by mutual written agreement of the parties hereto, but no amendment shall operate to give the Employee, or any beneficiary designated by him, either directly or indirectly, any interest whatsoever in any funds or assets of the Employer, except the right to receive the payments herein provided.

         (c) This Agreement may be terminated by the Employer at any time that tax or other laws are enacted or interpreted which result or will result in costs to the Employer significantly in excess of those contemplated at the time of the execution hereof. In the event of such termination, the Employer's sole obligation shall be to pay to the Employee in a lump sum the amount of his Deferred Compensation Account, including an Interest Equivalent as determined by
Section 3(a), as if the effective date of termination of this Agreement were considered to be the date of termination of the Employee's employment. Such payment shall be made to the Employee within ninety (90) days after the effective date of termination of this Agreement.

         (d) This Agreement shall not supersede any contract of employment, whether oral or written, between the Employer and the Employee, nor shall it affect or impair the rights and obligations of the Employer and the Employee, respectively, thereunder. Nothing contained herein shall impose any obligation on the Employer to continue the employment of the Employee.

         (e) If Moody's Bond Survey shall cease to publish the Corporate Bond Yield Averages referred to in Section 3 hereof, a similar average selected by the Board of Directors of the Employer, in its sole discretion, shall be used.

         (f) This Agreement shall be executed in duplicate, and each executed copy of this Agreement shall be deemed an original.

         (g) This Agreement shall be construed in all respects under the laws of the State of Connecticut.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                                            THE CONNECTICUT WATER COMPANY



____________________________                By__________________________________
David C. Benoit                               Its

                    Notice of Election to Defer Compensation


         Pursuant to the terms of the Deferred Compensation Agreement (the "Agreement") by and between The Connecticut Water Company (the "Company") and David C. Benoit, made as of the first day of July, 1996 and amended and restated as of the ____ day of ____________, 1999, I hereby elect to defer, pursuant to
Section 1 thereof, ____% of my salary payable in connection with the performance of my services as an employee of the Company beginning __________, ____. This election shall be effective for calendar years beginning after the date hereof until the calendar year next beginning after the date on which I notify the Company to change or terminate future deferrals pursuant to the terms of Section 1 of the Agreement on a form provided by the Company.

         I understand that this election to defer shall be continued as to the salary which is earned for each calendar year for which this election to defer is effective until distribution of such deferred compensation to me upon my termination of services as an employee, or to my beneficiary in the event of my death, as provided in the Agreement. I also understand that I may change the amount deferred (including terminating deferrals) with respect to salary earned for calendar years commencing after my delivery to the Company of a written notice of change, provided such written notice is delivered to the Company on a form approved by the Company at least seven (7) days before the commencement of such calendar year. Further, I understand that if I terminate deferrals I may make a new election to again defer my salary pursuant to the Agreement and that any new election to defer payment of my salary must be made and delivered to the Company at least seven (7) days before the beginning of the calendar year for which the salary is payable.

         In the event of my death, any payment to which I am entitled under the terms of the Agreement which has not been made to me at the date of my death shall be distributed to:

                           Primary Beneficiary(ies):

                           Name:______________________________
                           Address:___________________________
                           Relationship:______________________
                           Percentage Share:__________________

                           Contingent Beneficiary(ies):

                           Name:______________________________
                           Address:___________________________
                           Relationship:______________________
                           Percentage Share:__________________

in accordance with the provisions of Section 3 of the Agreement.

         Notwithstanding the foregoing to the contrary, in the event of payment of the "Hypothetical Death Benefit" pursuant to Section 3(g) of the Agreement, any beneficiary designation made by me in connection with a key-man life insurance policy on my life shall supersede the beneficiary designation made hereinabove.



-------------------------           ------------------------------
Date                                David C. Benoit

                                                                    Exhibit 10.5

                              AMENDED AND RESTATED
                         DEFERRED COMPENSATION AGREEMENT


         THIS AGREEMENT is made as of the ____ day of ___________, 1999 by and between The Connecticut Water Company (together with any affiliated companies hereinafter collectively referred to as the "Employer") and James R. McQueen (hereinafter referred to as the "Employee").

                              W I T N E S S E T H:

         WHEREAS, the Employee is among a select group of management or highly compensated employees of the Employer who entered into a Deferred Compensation Agreement with the Employer made as of the first day of January, 1989 (the "Deferred Compensation Agreement"); and

         WHEREAS, the Employer and the Employee desire to amend and restate the Deferred Compensation Agreement on the terms herein set forth; and

         WHEREAS, the Employer and the Employee are willing to enter into this Amended and Restated Deferred Compensation Agreement (the "Agreement") on the terms herein set forth.

         NOW, THEREFORE, in consideration of the premises and the mutual and dependent promises herein, the parties hereto agree as follows:

         1. DEFERRED COMPENSATION. The Employee may file a written election with the Employer in the form attached to this Agreement or such other form as may be approved by the Employer to defer up to 12 percent (12%) of the Employee's salary. Such amount shall be credited to a Deferred Compensation Account as provided in Section 2 hereof. This election to defer the receipt of salary must be made before the beginning of the calendar year for which the salary is payable and shall remain in effect, unless terminated or changed, or until the date the Employee ceases to be an employee of the Employer. Any termination or change of a deferral election must be made on a form provided by the Employer for such purpose and may only be made with respect to salary which will be earned on and after the January 1 following the Employer's receipt of such form provided that such form is received at least seven (7) days prior to the applicable January 1.

         2. DEFERRED COMPENSATION ACCOUNT. The Employer shall maintain on its books and records a Deferred Compensation Account to record its liability for future payments of deferred compensation and interest thereon required to be paid to the Employee or his beneficiary pursuant to this Agreement. However, the Employer shall not be required to segregate or earmark any of its assets for the benefit of the Employee or his beneficiary. The amount reflected in said Deferred Compensation Account shall be available for the Employer's general corporate purposes and shall be available to the Employer's general creditors. The amount reflected in said Deferred Compensation Account shall not be subject in any manner to anticipation, alienation, transfer or assignment by the Employee or his beneficiary, and any attempt to anticipate, alienate, transfer or assign the same shall be void. Neither the Employee nor his beneficiary may assert any right or claim against any specific assets of the Employer. The Employee or his beneficiary shall have only a contractual right against the Employer for the amount reflected in said Deferred Compensation Account. Notwithstanding the foregoing, in order to pay amounts which may become due under this Agreement, the Employer may establish a grantor trust (hereinafter the "Trust") within the meaning of Section 671 of the Internal Revenue Code of 1986, as amended. The assets in such Trust shall at all times be subject to the claims of the general creditors of the Employer in the event of the Employer's bankruptcy or insolvency, and neither the Employee nor any beneficiary shall have any preferred claim or right, or any beneficial ownership interest in, any such assets of the Trust prior to the time such assets are paid to an Employee or beneficiary pursuant to this Agreement.

         The Employer shall credit to said Deferred Compensation Account the amount of any salary to which the Employee becomes entitled and which is deferred pursuant to Section 1 hereof, such amount to be credited as of the first business day of each month. The Employer shall also credit to said Deferred Compensation Account an Interest Equivalent in the amount and manner set forth in Section 3 hereof.

         3. PAYMENT OF DEFERRED COMPENSATION

         (a) Termination of Employment On or After Attainment of Age 65. If the Employee's employment should terminate on or after his attainment of age sixty-five (65) for any reason other than death or on account of "Cause" as defined in subsection (d) below, he shall be entitled to receive payment of the entire amount of his Deferred Compensation Account including an Interest Equivalent, as described below, in the form of an actuarially equivalent life annuity providing for equal annual payments for the life of the Employee with a guarantee that fifteen (15) annual payments will be made. Such actuarially equivalent life annuity shall be computed on the basis of a mortality table that assumes a life expectancy of age eighty (80) and uses the Interest Factor described below.

         There shall be credited to the Employee's Deferred Compensation Account as of each January 1 and July 1, commencing with January 1, 1989, until payment of such account is made or begins, as additional deferred compensation, an Interest Equivalent equal to fifty percent (50%) of the product of (i) the AAA Corporate Bond Yield Averages published by Moody's Bond Survey for the Friday ending on or immediately preceding the applicable January 1 and July 1 plus one and one-half (1 1/2) percentage points (the "Interest Factor"), multiplied by
(ii) the balance of the Employee's Deferred Compensation Account, including the amount of Interest Equivalent previously credited to such Employee's account, as of the preceding day (i.e., December 31 or June 30). The Interest Factor used to compute the annuity payable upon the Employee's termination of employment on or after his attainment of age sixty-five (65) shall be calculated based upon the Interest Factor as of the January 1 or July 1 immediately preceding the date of the Employee's termination of employment, whichever shall fall nearer to the date of the Employee's termination of employment. The first annuity payment under this subsection shall be paid within sixty (60) days after the commencement of the calendar year following the Employee's termination of employment.

         Notwithstanding the foregoing, if provided by the Board of Directors of the Employer, in its sole discretion, the Employee shall instead receive payment in a lump sum of the entire amount of his Deferred Compensation Account, including an Interest Equivalent, as described above. The lump sum shall be paid within sixty (60) days after the Employee's termination of employment or, at the discretion of the Board of Directors of the Employer, within sixty (60) days after the commencement of the calendar year following the Employee's termination of employment.

         (b) Termination of Employment After Attainment of Age 55 and Prior to Attainment of Age 65. If the Employee's employment should terminate after his attainment of age fifty-five (55) and prior to his attainment of age sixty-five
(65) for any reason other than death or on account of "Cause" as defined in subsection (d) below, he shall be entitled to receive payment of the entire amount of his Deferred Compensation Account including an Interest Equivalent, as described below, in the form of equal annual installments over a period equal to the Employee's remaining life, assuming a life expectancy of age eighty (80). There shall be credited to the Employee's Deferred Compensation Account as of each January 1 and July 1, commencing with January 1, 1989 until payment of said annual installments are completed, as additional deferred compensation, an Interest Equivalent as described in subsection (a) above. The first installment payment under this subsection shall be paid within sixty (60) days after the commencement of the calendar year following the Employee's termination of employment.

         Notwithstanding the foregoing, if provided by the Board of Directors of the Employer, in its sole discretion, the Employee shall instead receive payment in a lump sum of the entire amount of his Deferred Compensation Account, including an Interest Equivalent, as described in subsection (a) above. The lump sum shall be paid within sixty (60) days after the Employee's termination of employment or, at the discretion of the Board of Directors of the Employer, within sixty (60) days after the commencement of the calendar year following the Employee's termination of employment.

         (c) Termination of Employment Prior to Attainment of Age 55. If the Employee's employment should terminate prior to his attainment of age fifty-five
(55) for any reason other than death or on account of "Cause" as defined in subsection (d) below, the Employee shall be entitled to receive payment in a lump sum of the entire amount of his Deferred Compensation Account, including the same Interest Equivalent as described in subsection (a) above. Payment under this subsection shall be made within sixty (60) days after the Employee's termination of employment or, at the option of the Board of Directors of the Employer, in its sole discretion, within sixty (60) days after the commencement of the calendar year following the Employee's termination of employment.

         (d) Termination of Employment for Cause. If the employment of the Employee is terminated by the Employer for Cause, the Employee shall be entitled only to a return of amounts deferred pursuant to Section 1 hereof, and this Agreement and all payments provided for in this Agreement, including any obligation to pay interest on deferred compensation, shall terminate.

Said deferred amounts shall be paid in a lump sum within sixty (60) days after the commencement of the calendar year following the Employee's termination of employment. As used in this Agreement, the term "Cause" shall mean:

             (i) the Employee's rendering, while employed by the Employer, of any services, assistance or advice, either directly or indirectly, to any person, firm or organization competing with, or in opposition to, the Employer;

             (ii) the Employee's allowing, while employed by the Employer, any use of his name by any person, firm or organization competing with, or in opposition to, the Employer; or

             (iii) willful misconduct by the Employee, including, but not limited to, the commission by the Employee of a felony or the perpetration by the Employee of a common law fraud upon the Employer.

         (e) Death While Employed. Notwithstanding anything to the contrary contained in the foregoing, if the Employee should die while employed by the Employer, his beneficiary, designated pursuant to Section 4 hereof, shall receive in a lump sum, in lieu of the amount(s) otherwise payable to the Employee under this Agreement, a death benefit equal to the greater of (i) the Hypothetical Death Benefit, as defined in subsection (g) hereof, and (ii) the entire amount of his Deferred Compensation Account at the date of his death, assuming that an Interest

Equivalent were credited to such account as of each January 1 and July 1, commencing with January 1, 1989, until the date of death at the rate set forth in subsection (a) hereof. Such beneficiary shall be entitled to receive such death benefit within ninety (90) days after the Employer has been notified in writing of the death of the Employee and has been provided with any additional information, forms or other documents it may reasonably request.

         (f) Death After Termination of Employment. If the Employee should die after the termination of his employment with the Employer and prior to the date on which payment of his Deferred Compensation Account has commenced in the form of an annuity as provided in subsection (a) or has been made in the form of a lump sum as provided in subsections (a), (b), (c) or (d) or has been fully distributed in the event of payment in the form of installments as provided in subsection (b), his beneficiary, designated pursuant to Section 4 hereof, shall receive in a lump sum, in lieu of the amount(s) otherwise payable to the Employee under this Agreement, a death benefit equal to the entire amount of the Employee's Deferred Compensation Account at the date of his death (or the entire remaining amount of the Employee's Deferred Compensation Account at the date of his death in the event that payment has commenced in the form of installments as provided in subsection (b)) and, provided that the Employee's employment shall not have terminated on account of "Cause" as provided in subsection (d) hereof, an Interest Equivalent credited to such account as of each January 1 and July 1, commencing with January 1, 1989, until the date of death at the rate set forth in subsection (a) hereof. No Interest Equivalent shall be credited to the Employee's Deferred Compensation Account in the event of the Employee's death after his termination on account of "Cause" as provided in subsection (d) hereof. The Employee's beneficiary shall be entitled to receive such death benefit within ninety (90) days after the Employer has been notified in writing of the death of the Employee and has been provided with any additional information, forms or other documents it may reasonably request.

         If the Employee should die after the termination of his employment with the Employer and after the date on which payment of his Deferred Compensation Account and the Interest Equivalent set forth in subsection (a) hereof has commenced in the form of an annuity as provided in subsection (a), no additional benefits shall be payable under this Agreement after the Employee's death except to the extent that the Employee did not receive prior to his death the guaranteed fifteen (15) annual payments provided in subsection (a), in which case the unpaid guaranteed payments shall be paid to the Employee's beneficiary, designated pursuant to Section 4, in annual payments for the remainder of said guaranteed fifteen (15)-year term.

         If the Employee should die after the termination of his employment with the Employer and after the date on which payment of his Deferred Compensation Account and, with respect to payments made in accordance with subsections (a),
(b) or (c) hereof, the Interest Equivalent set forth in subsection (a) hereof, has been paid in the form of a lump sum as provided in subsections (a), (b), (c) or (d) or has been fully distributed in the form of installments as provided in subsection (b), no additional benefits shall be payable upon the Employee's death.

         (g) Hypothetical Death Benefit. For purposes of this Agreement, the term "Hypothetical Death Benefit" shall mean a lump sum benefit equal to the proceeds of any policy of key-man life insurance on the life of the Employee, of which the Employer is owner and beneficiary, and which policy is designated by the Employer as subject to the provisions hereof, reduced by (i) the amount of any tax imposed on the Employer with respect to such proceeds and (ii) the cost to the Employer of any tax deductions postponed as a result of salary deferrals pursuant to Section 1 hereof and increased by (iii) the tax deduction to the Employer which would result from payment of the Hypothetical Death Benefit to a beneficiary of the Employee. For purposes of (ii) above, an opportunity cost factor of six (6) percent pre-tax interest will be applied during the period of postponed deductions under (ii). The calculation of the Hypothetical Death Benefit shall be done by the Employer, whose calculation shall be final and binding on the Employee and his beneficiary. Anything herein to the contrary notwithstanding, the Employer shall not be required to purchase a policy of key-man life insurance on the life of any Employee, and any such policy purchased by the Employer, and all proceeds thereof, shall remain at all times available to the Employer's general creditors.

         4. BENEFICIARY. The Employee has notified or will in the future notify the Employer of the person or persons entitled to receive payments on the death of the Employee. For the purposes of this Agreement, such person or persons are herein referred to collectively as the "beneficiary." The person whom an Employee designates as his beneficiary for this purpose must be one of the following: the Employee's spouse, father, mother, sister, brother, son or daughter. The beneficiary may also be a legal ward living with and dependent on the Employee at the time of his death. If the Employee dies and has not designated a beneficiary, his beneficiary shall be his spouse, if living; otherwise, his beneficiary shall be deemed to be his estate. An Employee's beneficiary designation may be changed at any time by the Employee giving written notice to the Employer of such change. The rights of any beneficiary presently or hereafter designated are subject to any changes made in this Agreement by the Employee and the Employer.

         5. WITHHOLDING. The Employer shall be permitted to withhold from any payment to the Employee or his beneficiary hereunder all federal, state or other taxes which may be required with respect to such payment.

         6. ARBITRATION. In the event that a dispute shall arise with respect to any of the provisions of this Agreement, either the Employer or the Employee or his beneficiary, as the case may be, may give written notice to the other stating the claims that said party desires to arbitrate, and naming an arbitrator. Within ten (10) days after the receipt of such notice, the party receiving same shall appoint a second arbitrator by written notice to be sent to the party who requested arbitration. Within ten (10) days after receipt of such notice of appointment of the second arbitrator, the two (2) arbitrators so appointed shall meet to select a third arbitrator and shall give written notice of such selection to the Employer and the Employee or his beneficiary. The decision of a majority of the arbitrators shall be conclusive and binding upon the Employer and the Employee or his beneficiary. All notices hereunder shall be by registered mail addressed to the last known address of the party entitled to receive notice. The Employer and the Employee shall each pay their own costs incurred in the arbitration proceeding; provided, however, that the arbitrators may require that the losing party reimburse the prevailing party for its costs if it shall be determined that the claim which gave rise to the dispute was without substantial foundation.

         7. MISCELLANEOUS.

         (a) This Agreement shall be binding upon the parties hereto, their heirs, executors, administrators, successors and assigns. The Employer agrees that it will not be a party to any merger, consolidation or reorganization unless and until its obligations hereunder shall be expressly assumed by its successor or successors.

         (b) This Agreement may be amended at any time by mutual written agreement of the parties hereto, but no amendment shall operate to give the Employee, or any beneficiary designated by him, either directly or indirectly, any interest whatsoever in any funds or assets of the Employer, except the right to receive the payments herein provided.

         (c) This Agreement may be terminated by the Employer at any time that tax or other laws are enacted or interpreted which result or will result in costs to the Employer significantly in excess of those contemplated at the time of the execution hereof. In the event of such termination, the Employer's sole obligation shall be to pay to the Employee in a lump sum the amount of his Deferred Compensation Account, including an Interest Equivalent as determined by
Section 3(a), as if the effective date of termination of this Agreement were considered to be the date of termination of the Employee's employment. Such payment shall be made to the Employee within ninety (90) days after the effective date of termination of this Agreement.

         (d) This Agreement shall not supersede any contract of employment, whether oral or written, between the Employer and the Employee, nor shall it affect or impair the rights and obligations of the Employer and the Employee, respectively, thereunder. Nothing contained herein shall impose any obligation on the Employer to continue the employment of the Employee.

         (e) If Moody's Bond Survey shall cease to publish the Corporate Bond Yield Averages referred to in Section 3 hereof, a similar average selected by the Board of Directors of the Employer, in its sole discretion, shall be used.

         (f) This Agreement shall be executed in duplicate, and each executed copy of this Agreement shall be deemed an original.

         (g) This Agreement shall be construed in all respects under the laws of the State of Connecticut.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                                            THE CONNECTICUT WATER COMPANY



___________________________                 By__________________________________
James R. McQueen                               Its

                    Notice of Election to Defer Compensation


         Pursuant to the terms of the Deferred Compensation Agreement (the "Agreement") by and between The Connecticut Water Company (the "Company") and James R. McQueen, made as of the first day of January, 1989 and amended and restated as of the ____ day of ____________, 1999, I hereby elect to defer, pursuant to Section 1 thereof, ____% of my salary payable in connection with the performance of my services as an employee of the Company beginning __________, ____. This election shall be effective for calendar years beginning after the date hereof until the calendar year next beginning after the date on which I notify the Company to change or terminate future deferrals pursuant to the terms of Section 1 of the Agreement on a form provided by the Company.

         I understand that this election to defer shall be continued as to the salary which is earned for each calendar year for which this election to defer is effective until distribution of such deferred compensation to me upon my termination of services as an employee, or to my beneficiary in the event of my death, as provided in the Agreement. I also understand that I may change the amount deferred (including terminating deferrals) with respect to salary earned for calendar years commencing after my delivery to the Company of a written notice of change, provided such written notice is delivered to the Company on a form approved by the Company at least seven (7) days before the commencement of such calendar year. Further, I understand that if I terminate deferrals I may make a new election to again defer my salary pursuant to the Agreement and that any new election to defer payment of my salary must be made and delivered to the Company at least seven (7) days before the beginning of the calendar year for which the salary is payable.

         In the event of my death, any payment to which I am entitled under the terms of the Agreement which has not been made to me at the date of my death shall be distributed to:

                           Primary Beneficiary(ies):

                           Name:_________________________________
                           Address:______________________________
                           Relationship:_________________________
                           Percentage Share:_____________________

                           Contingent Beneficiary(ies):

                           Name:_________________________________
                           Address:______________________________
                           Relationship:_________________________
                           Percentage Share:_____________________

in accordance with the provisions of Section 3 of the Agreement.

         Notwithstanding the foregoing to the contrary, in the event of payment of the "Hypothetical Death Benefit" pursuant to Section 3(g) of the Agreement, any beneficiary designation made by me in connection with a key-man life insurance policy on my life shall supersede the beneficiary designation made hereinabove.



-------------------------           ------------------------------
Date                                James R. McQueen

                                                                    Exhibit 10.5

                              AMENDED AND RESTATED
                         DEFERRED COMPENSATION AGREEMENT


         THIS AGREEMENT is made as of the ____ day of _____________, 1999 by and between The Connecticut Water Company (together with any affiliated companies hereinafter collectively referred to as the "Employer") and Kenneth W. Kells (hereinafter referred to as the "Employee").

                              W I T N E S S E T H:

         WHEREAS, the Employee is among a select group of management or highly compensated employees of the Employer who entered into a Deferred Compensation Agreement with the Employer made as of the first day of January, 1989 (the "Deferred Compensation Agreement"); and

         WHEREAS, the Employer and the Employee desire to amend and restate the Deferred Compensation Agreement on the terms herein set forth; and

         WHEREAS, the Employer and the Employee are willing to enter into this Amended and Restated Deferred Compensation Agreement (the "Agreement") on the terms herein set forth.

         NOW, THEREFORE, in consideration of the premises and the mutual and dependent promises herein, the parties hereto agree as follows:

         1. DEFERRED COMPENSATION. The Employee may file a written election with the Employer in the form attached to this Agreement or such other form as may be approved by the Employer to defer up to 12 percent (12%) of the Employee's salary. Such amount shall be credited to a Deferred Compensation Account as provided in Section 2 hereof. This election to defer the receipt of salary must be made before the beginning of the calendar year for which the salary is payable and shall remain in effect, unless terminated or changed, or until the date the Employee ceases to be an employee of the Employer. Any termination or change of a deferral election must be made on a form provided by the Employer for such purpose and may only be made with respect to salary which will be earned on and after the January 1 following the Employer's receipt of such form provided that such form is received at least seven (7) days prior to the applicable January 1.

         2. DEFERRED COMPENSATION ACCOUNT. The Employer shall maintain on its books and records a Deferred Compensation Account to record its liability for future payments of deferred compensation and interest thereon required to be paid to the Employee or his beneficiary pursuant to this Agreement. However, the Employer shall not be required to segregate or earmark any of its assets for the benefit of the Employee or his beneficiary. The amount reflected in said Deferred Compensation Account shall be available for the Employer's general corporate purposes and shall be available to the Employer's general creditors. The amount reflected in said Deferred Compensation Account shall not be subject in any manner to anticipation, alienation, transfer or assignment by the Employee or his beneficiary, and any attempt to anticipate, alienate, transfer or assign the same shall be void. Neither the Employee nor his beneficiary may assert any right or claim against any specific assets of the Employer. The Employee or his beneficiary shall have only a contractual right against the Employer for the amount reflected in said Deferred Compensation Account. Notwithstanding the foregoing, in order to pay amounts which may become due under this Agreement, the Employer may establish a grantor trust (hereinafter the "Trust") within the meaning of Section 671 of the Internal Revenue Code of 1986, as amended. The assets in such Trust shall at all times be subject to the claims of the general creditors of the Employer in the event of the Employer's bankruptcy or insolvency, and neither the Employee nor any beneficiary shall have any preferred claim or right, or any beneficial ownership interest in, any such assets of the Trust prior to the time such assets are paid to an Employee or beneficiary pursuant to this Agreement.

         The Employer shall credit to said Deferred Compensation Account the amount of any salary to which the Employee becomes entitled and which is deferred pursuant to Section 1 hereof, such amount to be credited as of the first business day of each month. The Employer shall also credit to said Deferred Compensation Account an Interest Equivalent in the amount and manner set forth in Section 3 hereof.

         3. PAYMENT OF DEFERRED COMPENSATION

         (a) Termination of Employment On or After Attainment of Age 65. If the Employee's employment should terminate on or after his attainment of age sixty-five (65) for any reason other than death or on account of "Cause" as defined in subsection (d) below, he shall be entitled to receive payment of the entire amount of his Deferred Compensation Account including an Interest Equivalent, as described below, in the form of an actuarially equivalent life annuity providing for equal annual payments for the life of the Employee with a guarantee that fifteen (15) annual payments will be made. Such actuarially equivalent life annuity shall be computed on the basis of a mortality table that assumes a life expectancy of age eighty (80) and uses the Interest Factor described below.

         There shall be credited to the Employee's Deferred Compensation Account as of each January 1 and July 1, commencing with January 1, 1989, until payment of such account is made or begins, as additional deferred compensation, an Interest Equivalent equal to fifty percent (50%) of the product of (i) the AAA Corporate Bond Yield Averages published by Moody's Bond Survey for the Friday ending on or immediately preceding the applicable January 1 and July 1 plus two
(2) percentage points (the "Interest Factor"), multiplied by (ii) the balance of the Employee's Deferred Compensation Account, including the amount of Interest Equivalent previously credited to such Employee's account, as of the preceding day (i.e., December 31 or June 30). The Interest Factor used to compute the annuity payable upon the Employee's termination of employment on or after his attainment of age sixty-five (65) shall be calculated based upon the Interest Factor as of the January 1 or July 1 immediately preceding the date of the Employee's termination of employment, whichever shall fall nearer to the date of the Employee's termination of employment. The first annuity payment under this subsection shall be paid within sixty (60) days after the commencement of the calendar year following the Employee's termination of employment.

         Notwithstanding the foregoing, if provided by the Board of Directors of the Employer, in its sole discretion, the Employee shall instead receive payment in a lump sum of the entire amount of his Deferred Compensation Account, including an Interest Equivalent, as described above. The lump sum shall be paid within sixty (60) days after the Employee's termination of employment or, at the discretion of the Board of Directors of the Employer, within sixty (60) days after the commencement of the calendar year following the Employee's termination of employment.

         (b) Termination of Employment After Attainment of Age 55 and Prior to Attainment of Age 65. If the Employee's employment should terminate after his attainment of age fifty-five (55) and prior to his attainment of age sixty-five
(65) for any reason other than death or on account of "Cause" as defined in subsection (d) below, he shall be entitled to receive payment of the entire amount of his Deferred Compensation Account including an Interest Equivalent, as described below, in the form of equal annual installments over a period equal to the Employee's remaining life, assuming a life expectancy of age eighty (80). There shall be credited to the Employee's Deferred Compensation Account as of each January 1 and July 1, commencing with January 1, 1989 until payment of said annual installments are completed, as additional deferred compensation, an Interest Equivalent as described in subsection (a) above. The first installment payment under this subsection shall be paid within sixty (60) days after the commencement of the calendar year following the Employee's termination of employment.

         Notwithstanding the foregoing, if provided by the Board of Directors of the Employer, in its sole discretion, the Employee shall instead receive payment in a lump sum of the entire amount of his Deferred Compensation Account, including an Interest Equivalent, as described in subsection (a) above. The lump sum shall be paid within sixty (60) days after the Employee's termination of employment or, at the discretion of the Board of Directors of the Employer, within sixty (60) days after the commencement of the calendar year following the Employee's termination of employment.

         (c) Termination of Employment Prior to Attainment of Age 55. If the Employee's employment should terminate prior to his attainment of age fifty-five
(55) for any reason other than death or on account of "Cause" as defined in subsection (d) below, the Employee shall be entitled to receive payment in a lump sum of the entire amount of his Deferred Compensation Account, including the same Interest Equivalent as described in subsection (a) above. Payment under this subsection shall be made within sixty (60) days after the Employee's termination of employment or, at the option of the Board of Directors of the Employer, in its sole discretion, within sixty (60) days after the commencement of the calendar year following the Employee's termination of employment.

         (d) Termination of Employment for Cause. If the employment of the Employee is terminated by the Employer for Cause, the Employee shall be entitled only to a return of amounts deferred pursuant to Section 1 hereof, and this Agreement and all payments provided for in this Agreement, including any obligation to pay interest on deferred compensation, shall terminate.

Said deferred amounts shall be paid in a lump sum within sixty (60) days after the commencement of the calendar year following the Employee's termination of employment. As used in this Agreement, the term "Cause" shall mean:

             (i) the Employee's rendering, while employed by the Employer, of any services, assistance or advice, either directly or indirectly, to any person, firm or organization competing with, or in opposition to, the Employer;

             (ii) the Employee's allowing, while employed by the Employer, any use of his name by any person, firm or organization competing with, or in opposition to, the Employer; or

             (iii) willful misconduct by the Employee, including, but not limited to, the commission by the Employee of a felony or the perpetration by the Employee of a common law fraud upon the Employer.

         (e) Death While Employed. Notwithstanding anything to the contrary contained in the foregoing, if the Employee should die while employed by the Employer, his beneficiary, designated pursuant to Section 4 hereof, shall receive in a lump sum, in lieu of the amount(s) otherwise payable to the Employee under this Agreement, a death benefit equal to the greater of (i) the Hypothetical Death Benefit, as defined in subsection (g) hereof, and (ii) the entire amount of his Deferred Compensation Account at the date of his death, assuming that an Interest

Equivalent were credited to such account as of each January 1 and July 1, commencing with January 1, 1989, until the date of death at the rate set forth in subsection (a) hereof. Such beneficiary shall be entitled to receive such death benefit within ninety (90) days after the Employer has been notified in writing of the death of the Employee and has been provided with any additional information, forms or other documents it may reasonably request.

         (f) Death After Termination of Employment. If the Employee should die after the termination of his employment with the Employer and prior to the date on which payment of his Deferred Compensation Account has commenced in the form of an annuity as provided in subsection (a), or has been made in the form of a lump sum as provided in subsections (a), (b), (c) or (d) or has been fully distributed in the event of payment in the form of installments as provided in subsection (b), his beneficiary, designated pursuant to Section 4 hereof, shall receive in a lump sum, in lieu of the amount(s) otherwise payable to the Employee under this Agreement, a death benefit equal to the entire amount of the Employee's Deferred Compensation Account at the date of his death (or the entire remaining amount of the Employee's Deferred Compensation Account at the date of his death in the event that payment has commenced in the form of installments as provided in subsection (b)) and, provided that the Employee's employment shall not have terminated on account of "Cause" as provided in subsection (d) hereof, an Interest Equivalent credited to such account as of each January 1 and July 1, commencing with January 1, 1989, until the date of death at the rate set forth in subsection (a) hereof. No Interest Equivalent shall be credited to the Employee's Deferred Compensation Account in the event of the Employee's death after his termination on account of "Cause" as provided in subsection (d) hereof. The Employee's beneficiary shall be entitled to receive such death benefit within ninety (90) days after the Employer has been notified in writing of the death of the Employee and has been provided with any additional information, forms or other documents it may reasonably request.

         If the Employee should die after the termination of his employment with the Employer and after the date on which payment of his Deferred Compensation Account and the Interest Equivalent set forth in subsection (a) hereof has commenced in the form of an annuity as provided in subsection (a), no additional benefits shall be payable under this Agreement after the Employee's death except to the extent that the Employee did not receive prior to his death the guaranteed fifteen (15) annual payments provided in subsection (a), in which case the unpaid guaranteed payments shall be paid to the Employee's beneficiary, designated pursuant to Section 4, in annual payments for the remainder of said guaranteed fifteen (15)-year term.

         If the Employee should die after the termination of his employment with the Employer and after the date on which payment of his Deferred Compensation Account and, with respect to payments made in accordance with subsections
(a),(b) or (c) hereof, the Interest Equivalent set forth in subsection (a) hereof, has been paid in the form of a lump sum as provided in subsections (a),
(b), (c) or (d) or has been fully distributed in the form of installments as provided in subsection (b), no additional benefits shall be payable upon the Employee's death.

         (g) Hypothetical Death Benefit. For purposes of this Agreement, the term "Hypothetical Death Benefit" shall mean a lump sum benefit equal to the proceeds of any policy of key-man life insurance on the life of the Employee, of which the Employer is owner and beneficiary, and which policy is designated by the Employer as subject to the provisions hereof, reduced by (i) the amount of any tax imposed on the Employer with respect to such proceeds and (ii) the cost to the Employer of any tax deductions postponed as a result of salary deferrals pursuant to Section 1 hereof and increased by (iii) the tax deduction to the Employer which would result from payment of the Hypothetical Death Benefit to a beneficiary of the Employee. For purposes of (ii) above, an opportunity cost factor of six (6) percent pre-tax interest will be applied during the period of postponed deductions under (ii). The calculation of the Hypothetical Death Benefit shall be done by the Employer, whose calculation shall be final and binding on the Employee and his beneficiary. Anything herein to the contrary notwithstanding, the Employer shall not be required to purchase a policy of key-man life insurance on the life of any Employee, and any such policy purchased by the Employer, and all proceeds thereof, shall remain at all times available to the Employer's general creditors.

         4. BENEFICIARY. The Employee has notified or will in the future notify the Employer of the person or persons entitled to receive payments on the death of the Employee. For the purposes of this Agreement, such person or persons are herein referred to collectively as the "beneficiary." The person whom an Employee designates as his beneficiary for this purpose must be one of the following: the Employee's spouse, father, mother, sister, brother, son or daughter. The beneficiary may also be a legal ward living with and dependent on the Employee at the time of his death. If the Employee dies and has not designated a beneficiary, his beneficiary shall be his spouse, if living; otherwise, his beneficiary shall be deemed to be his estate. An Employee's beneficiary designation may be changed at any time by the Employee giving written notice to the Employer of such change. The rights of any beneficiary presently or hereafter designated are subject to any changes made in this Agreement by the Employee and the Employer.

         5. WITHHOLDING. The Employer shall be permitted to withhold from any payment to the Employee or his beneficiary hereunder all federal, state or other taxes which may be required with respect to such payment.

         6. ARBITRATION. In the event that a dispute shall arise with respect to any of the provisions of this Agreement, either the Employer or the Employee or his beneficiary, as the case may be, may give written notice to the other stating the claims that said party desires to arbitrate, and naming an arbitrator. Within ten (10) days after the receipt of such notice, the party receiving same shall appoint a second arbitrator by written notice to be sent to the party who requested arbitration. Within ten (10) days after receipt of such notice of appointment of the second arbitrator, the two (2) arbitrators so appointed shall meet to select a third arbitrator and shall give written notice of such selection to the Employer and the Employee or his beneficiary. The decision of a majority of the arbitrators shall be conclusive and binding upon the Employer and the Employee or his beneficiary. All notices hereunder shall be by registered mail addressed to the last known address of the party entitled to receive notice. The Employer and the Employee shall each pay their own costs incurred in the arbitration proceeding; provided, however, that the arbitrators may require that the losing party reimburse the prevailing party for its costs if it shall be determined that the claim which gave rise to the dispute was without substantial foundation.

         7. MISCELLANEOUS.

         (a) This Agreement shall be binding upon the parties hereto, their heirs, executors, administrators, successors and assigns. The Employer agrees that it will not be a party to any merger, consolidation or reorganization unless and until its obligations hereunder shall be expressly assumed by its successor or successors.

         (b) This Agreement may be amended at any time by mutual written agreement of the parties hereto, but no amendment shall operate to give the Employee, or any beneficiary designated by him, either directly or indirectly, any interest whatsoever in any funds or assets of the Employer, except the right to receive the payments herein provided.

         (c) This Agreement may be terminated by the Employer at any time that tax or other laws are enacted or interpreted which result or will result in costs to the Employer significantly in excess of those contemplated at the time of the execution hereof. In the event of such termination, the Employer's sole obligation shall be to pay to the Employee in a lump sum the amount of his Deferred Compensation Account, including an Interest Equivalent as determined by
Section 3(a), as if the effective date of termination of this Agreement were considered to be the date of termination of the Employee's employment. Such payment shall be made to the Employee within ninety (90) days after the effective date of termination of this Agreement.

         (d) This Agreement shall not supersede any contract of employment, whether oral or written, between the Employer and the Employee, nor shall it affect or impair the rights and obligations of the Employer and the Employee, respectively, thereunder. Nothing contained herein shall impose any obligation on the Employer to continue the employment of the Employee.

         (e) If Moody's Bond Survey shall cease to publish the Corporate Bond Yield Averages referred to in Section 3 hereof, a similar average selected by the Board of Directors of the Employer, in its sole discretion, shall be used.

         (f) This Agreement shall be executed in duplicate, and each executed copy of this Agreement shall be deemed an original.

         (g) This Agreement shall be construed in all respects under the laws of the State of Connecticut.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                                            THE CONNECTICUT WATER COMPANY



___________________________                 By__________________________________
Kenneth W. Kells                               Its

                    Notice of Election to Defer Compensation


         Pursuant to the terms of the Deferred Compensation Agreement (the "Agreement") by and between The Connecticut Water Company (the "Company") and Kenneth W. Kells, made as of the first day of January, 1989 and amended and restated as of the ____ day of ____________, 1999, I hereby elect to defer, pursuant to Section 1 thereof, ____% of my salary payable in connection with the performance of my services as an employee of the Company beginning __________, ____. This election shall be effective for calendar years beginning after the date hereof until the calendar year next beginning after the date on which I notify the Company to change or terminate future deferrals pursuant to the terms of Section 1 of the Agreement on a form provided by the Company.

         I understand that this election to defer shall be continued as to the salary which is earned for each calendar year for which this election to defer is effective until distribution of such deferred compensation to me upon my termination of services as an employee, or to my beneficiary in the event of my death, as provided in the Agreement. I also understand that I may change the amount deferred (including terminating deferrals) with respect to salary earned for calendar years commencing after my delivery to the Company of a written notice of change, provided such written notice is delivered to the Company on a form approved by the Company at least seven (7) days before the commencement of such calendar year. Further, I understand that if I terminate deferrals I may make a new election to again defer my salary pursuant to the Agreement and that any new election to defer payment of my salary must be made and delivered to the Company at least seven (7) days before the beginning of the calendar year for which the salary is payable.

         In the event of my death, any payment to which I am entitled under the terms of the Agreement which has not been made to me at the date of my death shall be distributed to:

                           Primary Beneficiary(ies):

                           Name:_________________________________
                           Address:______________________________
                           Relationship:_________________________
                           Percentage Share:_____________________

                           Contingent Beneficiary(ies):

                           Name:_________________________________
                           Address:______________________________
                           Relationship:_________________________
                           Percentage Share:_____________________

in accordance with the provisions of Section 3 of the Agreement.

         Notwithstanding the foregoing to the contrary, in the event of payment of the "Hypothetical Death Benefit" pursuant to Section 3(g) of the Agreement, any beneficiary designation made by me in connection with a key-man life insurance policy on my life shall supersede the beneficiary designation made hereinabove.




-------------------------           ------------------------------
Date                                Kenneth W. Kells